Supplement to the
Strategic Advisers® Small-Mid Cap Fund
(formerly PAS® Small-Mid Cap Fund of Funds)
June 5, 2010
Prospectus

At a meeting held on December 1, 2010, the Board of Trustees approved the appointment of Advisory Research, Inc. (ARI), Fred Alger Management, Inc. (Alger Management), Invesco Advisers, Inc. (Invesco), Loomis, Sayles & Company, L.P. (Loomis Sayles), and Systematic Financial Management, L.P. (Systematic) each as a new sub-adviser to the fund. At a meeting held on March 3, 2011, the Board of Trustees approved the appointment of Evercore Asset Management, LLC (Evercore) as a new sub-adviser. Therefore, all references to the sub-advisers of the fund shall now refer to ARI, Alger Management, Evercore, Invesco, Loomis Sayles, Pyramis Global Advisors, LLC, and Systematic.

The following information replaces the similar information under the heading "Investment Advisers" in the "Fund Summary" section on page 7.

Strategic Advisers is the fund's manager. Strategic Advisers has retained Advisory Research, Inc. (ARI), Fred Alger Management, Inc. (Alger Management), Evercore Asset Management, LLC (Evercore), Invesco Advisers, Inc. (Invesco), Loomis, Sayles & Company, L.P. (Loomis Sayles), Pyramis Global Advisors, LLC (Pyramis), and Systematic Financial Management, L.P. (Systematic) to serve as sub-advisers for the fund.

The following information supplements the similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 7.

Brien M. O'Brien (portfolio manager), James M. Langer (portfolio manager), and Matthew K. Swaim (portfolio manager) have co-managed ARI's portion of the fund's assets since December 2010.

Jill Greenwald (portfolio manager) has managed Alger Management's portion of the fund's assets since December 2010.

Chris Fasciano (chief investment officer) and Tim Buckley (senior portfolio manager) have co-managed Evercore's portion of the fund's assets since April 2011.

Juliet S. Ellis (senior portfolio manager), Juan Hartsfield (portfolio manager), and Clay Manley (portfolio manager) have co-managed Invesco's portion of the fund's assets since December 2010.

Joseph Gatz (co-manager) and Daniel Thelen (co-manager) have co-managed Loomis Sayles' portion of the fund's assets since December 2010.

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John Power (lead portfolio manager), Robert Bao (co-manager), Thorsten Becker (co-manager), Andrew Burzumato (co-manager), Arun Daniel (co-manager), Chandler Willett (co-manager), Jody Simes (co-manager), and Vincent Rivers (co-manager) have co-managed Pyramis' portion of the fund's assets since September 2010.

Ronald Mushock (lead portfolio manager), and D. Kevin McCreesh (co-portfolio manager) have co-managed Systematic's portion of the fund's assets since December 2010.

The following information replaces the similar information found in the "Fund Management" section on page 18.

ARI, at 180 N. Stetson Avenue, Suite 5500, Chicago, IL 60601, serves as a sub-adviser for the fund. As of September 30, 2010, ARI had approximately $5.6 billion in discretionary assets under management.

Alger Management, at 111 Fifth Avenue, New York, New York 10003, serves as a sub-adviser for the fund. As of September 30, 2010, Alger Management had approximately $9.1 billion in discretionary assets under management.

Evercore, at 55 East 52nd Street, 23rd FL, New York, NY 10055 serves as sub-adviser for the fund. As of December 31, 2010, Evercore had approximately $438.3 million in assets under management.

Invesco, at 1555 Peachtree, N.E., Atlanta, Georgia 30309, serves as a sub-adviser for the fund. As of September 30, 2010, Invesco had approximately $604.5 billion in discretionary assets under management.

Loomis Sayles, at One Financial Center, Boston, Massachusetts 02111, serves as a sub-adviser for the fund. As of September 30, 2010, Loomis Sayles had approximately $149.8 billion in discretionary assets under management.

Pyramis, at 900 Salem Street, Smithfield, Rhode Island 02917, serves as a sub-adviser for the fund. Pyramis is an affiliate of Strategic Advisers. As of March 31, 2010, Pyramis had approximately $25.5 billion in discretionary assets under management.

Systematic, at 300 Frank W. Burr Boulevard, 7th Floor, Teaneck, New Jersey 07666, serves as a sub-adviser for the fund. As of September 30, 2010, Systematic had approximately $8 million in discretionary assets under management.

The following information supplements the biographical information found in the "Fund Management" section on page 18.

Brien O'Brien, ARI CEO, Chairman and portfolio manager, has co-managed ARI's portion of the fund's assets since December 2010.  Mr. O'Brien joined ARI in 1996 through the merger of another investment advisory firm he founded, Marquette Capital, and has served as an executive officer, portfolio manager and member of ARI's investment team since that time.

James Langer, CFA, ARI Managing Director and portfolio manager, has co-managed ARI's portion of the fund's assets since December 2010.  Mr. Langer has served as a member of ARI's investment team and research analyst since joining ARI in 1996, and as a portfolio manager since 2007.

Matthew Swaim, CFA, CPA, Managing Director and portfolio manager, has co-managed ARI's portion of the fund's assets since December 2010.   Mr. Swaim has served as a member of ARI's investment team and research analyst since joining ARI in 2005, and as a portfolio manager since 2009.

Jill Greenwald serves as a portfolio manager for Alger Management's portion of the fund's assets, which she has managed since December 2010. Ms. Greenwald has been employed by Alger Management since 2001 and currently serves as Executive Vice President and portfolio manager.

Chris Fasciano is chief investment officer for Evercore's portion of the fund's assets since April 2011. In addition to leading the team, Mr. Fasciano has research responsibility for the energy, automotive & auto parts, defense & aerospace, utilities and telecom sectors. Mr. Fasciano has served in this role since 2006. Prior to 2006, he was the portfolio manager for Small-Cap Core with similar responsibilities in his research coverage as outlined above.

Tim Buckley is senior portfolio manager for Evercore's portion of the fund's assets since April 2011. In addition to his portfolio management role, he has research responsibility for the interest sensitive, media, and technology sectors. Prior to adding portfolio management responsibilities in 2006, Mr. Buckley was a research analyst with the team with similar responsibilities in his research coverage as outlined above.

The following individuals are jointly and primarily responsible for the day-to-day management of Invesco's portion of the fund's assets:

Juliet Ellis, (lead manager), Senior Portfolio Manager, since 2004 and has been associated with Invesco and/or its affiliates since 2004.

Juan Hartsfield, Portfolio Manager, since 2004 and has been associated with Invesco and/or its affiliates since 2004.

Clay Manley, Portfolio Manager, since 2008 and has been associated with Invesco and/or its affiliates since 2001.

The lead manager generally has final authority over all aspects of Invesco's portion of the fund's assets' investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the lead manager may perform these functions, and the nature of these functions, may change from time to time.

Joseph Gatz, CFA, serves as co-manager for Loomis Sayles' portion of the fund's assets, which he has managed since December 2010. Since joining Loomis Sayles as a vice president in 1999, Mr. Gatz has worked as a portfolio manager of small/mid cap and small cap value portfolios and provides primary research coverage of the technology sector.

Daniel Thelen, CFA, serves as co-manager for Loomis Sayles' portion of the fund's assets, which he has managed since December 2010. Since joining Loomis Sayles as a vice president in 1996, Mr. Thelen has worked as a portfolio manager of small/mid cap and small cap value portfolios and also provides research coverage to the small cap and small/mid cap teams of the consumer, business services and utilities sectors.

John Power is lead manager of Pyramis' portion of the fund's assets, which he has managed since September 2010. He is senior vice president of U.S. Equities for Pyramis and a portfolio team leader for the U.S. Large Cap Core, the U.S. Large Cap Core 130/30, and the U.S. Small/Mid Cap Core strategies. Mr. Power joined Fidelity Investments in 2005 as an assistant group leader for FMR.

Robert Bao, CFA, is co-manager of Pyramis' portion of the fund's assets, which he has managed since September 2010. Since joining Fidelity Investments in 1999, Mr. Bao has worked as a research analyst and portfolio manager.

Thorsten Becker is co-manager of Pyramis' portion of the fund's assets, which he has managed since September 2010. Since joining Fidelity Investments in 1996, Mr. Becker has worked as a research analyst and portfolio manager.

Andrew Burzumato is co-manager of Pyramis' portion of the fund's assets, which he has managed since September 2010. Since joining Fidelity Investments in 2002, Mr. Burzumato has worked as a research analyst and portfolio manager.

Arun Daniel is co-manager of Pyramis' portion of the fund's assets, which he has managed since September 2010. Prior to joining Fidelity Investments in 2007 as a portfolio manager, Mr. Daniel served as vice president and sector head for the consumer sector at ING Investment Management, North America from 2003 to 2007.

Chandler Willett is co-manager of Pyramis' portion of the fund's assets, which he has managed since September 2010. Prior to joining Pyramis in 2006 as a research analyst, Mr. Willett served as a senior analyst at Highline Capital Management from 2004 to 2006.

Jody Simes, CFA, is co-manager of Pyramis' portion of the fund's assets, which he has managed since September 2010. Since joining Fidelity Investments in 1993, Mr. Simes has worked as a fixed income trader, technology sector specialist, an equity research analyst, and portfolio manager.

Vincent Rivers is co-manager of Pyramis' portion of the fund's assets, which he has managed since September 2010. Prior to joining Pyramis in 2006 as a research analyst, Mr. Rivers worked as a portfolio analyst at Wellington Management Company, LLP from 2004 to 2006.

Ronald Mushock serves as lead portfolio manager for Systematic's portion of the fund's assets, which he has managed since December 2010. Mr. Mushock, CFA, has been the lead portfolio manager for all of Systematic's SMID Cap Value Equity portfolios since their inception in 2002 and all of Systematic's Mid Cap Value portfolios since their inception in 2000. Mr. Mushock became a partner of Systematic in 2005.

D. Kevin McCreesh serves as co-portfolio manager for Systematic's portion of the fund's assets, which he has managed since December 2010. Mr. McCreesh, CFA, co-portfolio manger for all of Systematic's SMID Cap Value portfolios has been the Chief Financial Officer for Systematic since 2004 and has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manger for Systematic's Large and Small Cap Value portfolios. Mr. McCreesh joined Systematic as a portfolio manager in 1996 and is a partner of the firm.

The following information replaces the similar information found in the "Fund Management" section on page 19.

Strategic Advisers (and not the fund) pays ARI, Alger Management, Evercore, Invesco, Loomis Sayles, Pyramis, and Systematic a portion of the management fees it receives in return for their services.

The following information supplements similar information found in the "Fund Management" section on page 19.

The basis for the Board of Trustees approving the sub-advisory agreements with ARI, Alger Management, Invesco, Loomis Sayles, Pyramis, and Systematic for the fund will be included in the fund's annual report for the fiscal period ended February 28, 2011, when available. The basis for the Board of Trustees approving the sub-advisory agreement with Evercore for the fund will be included in the fund's semiannual report for the fiscal period ended August 31, 2011, when available.